UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  APRIL 28, 2004

                              TRANSNET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                 0-8693                 22-1892295
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(State or other jurisdiction of     (Commission File No.)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


45 COLUMBIA ROAD, SOMERVILLE, NEW JERSEY                 08876-3576
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(Address of principal executive offices)                  Zip Code)


Registrant's Telephone Number, including area code:        908-253-0500
                                                           -----------

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Former name, former address and former fiscal year, if changed since last Report

ITEM 9.  REGULATION FD DISCLOSURE

On April 28, 2004, TransNet Corporation issued a press release announcing the declaration of a special dividend of $.07 per share to shareholders of record on May 14, 2004. The dividend will be payable on June 1, 2004. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TransNet Corporation
                                         (Registrant)

Date  APRIL 28, 2004
-------------------
                                         /S/ STEVEN J. WILK
                                         ---------------------------------------
                                         Steven J. Wilk

                                         President and Chief Executive Officer